UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2014

Behringer Harvard Short-Term Opportunity Liquidating Trust

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51291	71-0897614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-1620

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01              Completion of Acquisition or Disposition of Assets.

On August 6, 2014, Behringer Harvard Mockingbird Commons, LLC, a 70% owned subsidiary of Behringer Harvard Short-Term Liquidating Trust (which may be referred to as the “Registrant”, “we”, “our”, or “us”), sold a 198 room hotel and retail project located in Dallas, Texas (“Hotel Palomar”) to an unaffiliated buyer. The contract sales price for the Hotel Palomar was $48 million, exclusive of closing costs. A portion of the proceeds was used to pay off existing indebtedness. As a result of the sale we have two remaining investments: five acres of land and a back-end promoted interest in a previously sold asset. We continue to work towards the liquidation of the trust in an orderly and expeditious manner.

Item 9.01              Financial Statements and Exhibits.

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Behringer Harvard Short-Term Opportunity Liquidating Trust

Unaudited Pro Forma Consolidated Financial Information

On August 6, 2014, Behringer Harvard Mockingbird Commons, LLC, a 70% owned subsidiary, sold Hotel Palomar, an 198 room hotel and retail project located in Dallas, Texas to an unaffiliated buyer. The contract sales price for the Hotel Palomar was $48 million, exclusive of closing costs.

The following unaudited pro forma consolidated financial information gives effect to the disposition of Hotel Palomar, including the receipt of proceeds from the sale. In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

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Behringer Harvard Short-Term Value Opportunity Liquidating Trust

Unaudited Pro Forma Consolidated Statement of Net Assets (Liquidation Basis)

As of December 31, 2013

(in thousands)

The following unaudited Pro Forma Consolidated Statement of Net Assets is presented as if we had disposed of Hotel Palomar as of December 31, 2013. This Pro Forma Consolidated Statement of Net Assets should be read in conjunction with our Pro Form Consolidated Statement of Changes in Net Assets and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2013. The Pro Forma Consolidated Statement of Net Assets is unaudited and is not necessarily indicative of what would have been realized had we completed the above transaction on December 31, 2013, nor does it purport to represent future results.

	December 31, 2013	Sale of
	As reported (a)	Hotel Palomar (b)	Pro Forma
Assets
Real estate held for sale	$47,978	(47,280)	$698
Cash and cash equivalents	4,826	17,106	21,932
Restricted cash	783	(783)	0
Accounts receivable, net	7,758	(509)	7,249
Prepaid expenses and other assets	720	(720)	-
Total assets	$62,065	(32,186)	$29,879

Liabilities
Notes payable	$31,876	(31,000)	876
Notes payable to related party	8,801	-	8,801
Accounts payable	325	-	325
Payables to related parties	2,503	-	2,503
Accrued liabilities	1,488	655	2,143
Liability for estimated costs in excess of estimated receipts during liquidation	858	58	916
Total liabilities	45,851	(30,287)	15,564
Net assets in liquidation	$16,214	(1,899)	14,315

The accompanying notes are an integral part of these pro forma consolidated financial statements.

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Behringer Harvard Short-Term Opportunity Liquidating Trust

Unaudited Pro Forma Consolidated Statement of Net Changes (Liquidation Basis)

For the Year Ended December, 31, 2013

(in thousands)

The following unaudited Pro Forma Consolidated Statement of Changes in Net Assets is presented as if we had disposed of Hotel Palomar as of January 1, 2013. This Pro Forma Consolidated Statement of Changes in Net Assets should be read in conjunction with our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2013. The Pro Forma Consolidated Statement of Changes in Net Assets is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2013, nor does it purport to represent our future operations.

	Year Ended
	December 31, 2013	Sale of
	As Reported (a)	Hotel Palomar (b)	Pro Forma
Statement of Changes in Net Assets:
Net assets in liquidation at beginning of period	$11,417	$(1,987)	$9,430
Change in estimated costs in excess of estimated receipts during liquidation	(214)	(703)	(917)
Net increase (decrease) in fair value	(1,624)	(180)	(1,804)
Changes in other assets/liabilities	6,635	131	6,766
Change in net assets in liquidation	4,797	(752)	4,045
Net assets in liquidation at end of period	$16,214	$(2,739)	$13,475

The accompanying notes are an integral part of these pro forma consolidated financial statements.

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Behringer Harvard Short-Term Opportunity Liquidating Trust

Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Statement of Net Assets

a.	As reported in our Annual Report on Form 10-K for the year ended December 31, 2013.

b.	Reflects our disposition of Hotel Palomar. Amounts represent the necessary adjustments to remove Hotel Palomar from real estate held for sale and the associated assets and liabilities to reflect the disposition. The proceeds received are reflected as an addition to cash and cash equivalents, as applicable.

c.	The unaudited pro forma consolidated statement of net assets as of December 31, 2013 is presented as if the disposition of Hotel Palomar had occurred on December 31, 2013. The unaudited pro forma consolidated statement of changes in net assets for the year ended December 31, 2013 is presented as if the disposition of Hotel Palomar had occurred on January 1, 2013. As such, there is a difference in the net assets in liquidation as of December 31, 2013 between these two statements.

Unaudited Pro Forma Consolidated Statement of Changes in Net Assets

a.	Reflects our historical operations for the year ended December 31, 2013.

b.	The adjustments reflect the elimination of the changes in net assets in liquidation attributable to Hotel Palomar, as if the disposition occurred on January 1, 2013.

c.	The unaudited pro forma consolidated statement of net assets as of December 31, 2013 is presented as if the disposition of Hotel Palomar had occurred on December 31, 2013. The unaudited pro forma consolidated statement of changes in net assets for the year ended December 31, 2013 is presented as if the disposition of Hotel Palomar had occurred on January 1, 2013. As such, there is a difference in the net assets in liquidation as of December 31, 2013 between these two statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Behringer Harvard SHORT-TERM OPPORTUNITY Liquidating Trust

	By:	Behringer Harvard Advisors II LP
Managing Trustee of Behringer Harvard Short-Term Opportunity Liquidating Trust

Dated: August 12, 2014	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer